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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2005


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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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

            Cayman Islands                              1-10809                              98-0191089
    (State or other jurisdiction               (Commission File Number)         (I.R.S. Employer Identification No.)
          of incorporation)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On April 14, 2005, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------
          99.1            Press Release ("XL CAPITAL LTD CHANGES AND ENHANCES
                          FINANCIAL REPORTING FOR ITS FINANCIAL PRODUCTS AND
                          SERVICES SEGMENT") dated April 14, 2005.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 15, 2005

                                        XL CAPITAL LTD
                                           (Registrant)


                                        By:          /s/ Fiona Luck
                                              ----------------------------------
                                              Name:    Fiona Luck
                                              Title:   Executive Vice President,
                                                       Global Head of Corporate
                                                       Services & Assistant
                                                       Secretary